                                                                  EXHIBIT 10.111


                         SCHEDULES TO CREDIT AGREEMENT

                                     DATED

                               SEPTEMBER 30, 1997

                                  BY AND AMONG

                           RAMSAY HEALTH CARE, INC.,

                  THE LENDERS FROM TIME TO TIME PARTY THERETO,

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                      AND

                        GECC CAPITAL MARKETS GROUP, INC.

                                                                Schedule 1.01 to
                                                                Credit Agreement
                                                                ----------------

                               MORTGAGED PROPERTY
                               ------------------

A.  OWNED PROPERTIES
    ----------------

Name of Owner                Name of Hospital     Location
-------------                ----------------     --------
Carolina Treatment           Coastal Carolina     152 Waccamaw Medical
Center, Inc.                 Hospital             Park Dr.
                                                  Conway, SC 29526
                                                  (Horry County)

The Haven                    The Haven Hospital   800 Kirnwood Drive
Hospital, Inc.                                    Desoto, Texas 75115
                                                  (Dallas County)

Greenbrier                   Greenbrier Hospital  201 Greenbrier Blvd.
Hospital, Inc.                                    Covington,
                                                  Louisiana 70433
                                                  (St. Tammany County)

Great Plains                 Heartland Hospital   1500 W. Ashland Street
 Hospital, Inc.                                   Nevada, Missouri 64772
                                                  (Vernon County)

Havenwyck                    Havenwyck Hospital   1525 University Drive
Hospital, Inc.                                    Auburn Hills,
                                                  Michigan 48326
                                                  (Oakland County)

HSA of Oklahoma,             Meadowlake Hospital  2216 South Van Buren
Inc.                                              Enid, Oklahoma 73703
                                                  (Garfield County)

Gulf Coast                   Gulf Coast           1015 Mar Walt Drive
Treatment Center,            Treatment Center     Fort Walton, Florida 32548
Inc.                                              (Okaloosa County)

H.C. Partnership             Hill Crest Hospital  7009 Fifth Avenue South
                                                  Birmingham, Alabama 35212
                                                  (Jefferson County)

East Carolina                Brynn Marr Hospital  192 Village Drive
Psychiatric                                       Jacksonville, NC 28546
Services Corp.                                    (Onslow County)

Bountiful                    Benchmark Regional   592 West 1350 South
Psychiatric                  Hospital             Woods Cross, Utah 84087
Hospital, Inc.                                    (Davis County)

                                                                               3
                          MORTGAGED PROPERTY (CONT'D.)
                          ------------------


B.  LEASED HOSPITALS
    ----------------

Name of Lessee        Name of Hospital            Location
-------------------  -------------------  ------------------------

Mesa Psychiatric     Desert Vista         570 West Brown Road
Hospital, Inc.       Hospital             Mesa, Arizona 85201
                                          (Maricopa County)

RHCI San Antonio,    Mission Vista        14747 Jones Maltsberger
Inc.                 Hospital             San Antonio, Texas 78247-3713
                                          (Bexar County)

Houma Psychiatric    Bayou Oaks Hospital  934 Main Street
Hospital, Inc.                            Houma, Louisiana 70360
                                          (Terrebonne County)

Psychiatric          Chestnut Ridge       930 Chestnut Ridge Road
Institute of West    Hospital             Morgantown, WV 26505
Virginia, Inc.                            (Monongalia County)

                                                                Schedule 3.02 to
                                                                Credit Agreement
                                                                ----------------

                  EXECUTIVE OFFICES; OTHER PLACES OF BUSINESS
                      AND COLLATERAL LOCATIONS; TRADE NAMES
                   --------------------------------------------


1. RAMSAY HEALTH CARE, INC.

Trade Names and Locations of Facilities
---------------------------------------
Ramsay Health Care, Inc.
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

And at such other locations as listed below.

Principal Place of Business
---------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

2. AMERICARE OF GALAX, INC.

Trade Names and Locations of Facilities
---------------------------------------
Americare of Galax, Inc.
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Principal Place of Business
---------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

                                                                        2
3. BETHANY PSYCHIATRIC HOSPITAL, INC.

Trade Names and Locations of Facilities
---------------------------------------
Bethany Psychiatric Hospital, Inc.
Bethany Healthcare Corp.
Columbia Bethany Hospital
7600 and 7604 N.W. 23rd Street
Bethany, Oklahoma 73008

Principal Place of Business
---------------------------
7600 N.W. 23rd Street
Bethany, Oklahoma 73008

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

7600 and 7604 N.W. 23rd Street
Bethany, Oklahoma 73008

4. BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.

Trade Names and Locations of Facilities
---------------------------------------
Bountiful Psychiatric Hospital, Inc.
Benchmark Behavioral Health System North
Benchmark Behavioral Health System South

Benchmark Regional Hospital
592 West 1350 South
Woods Cross, Utah 84087

Briarwood Group Home
480 Galetti Way
Sparks Nevada 89431

Benchmark South
175 West 7200 South
Midvale, Utah 84047

                                                                        3
Principal Place of Business
---------------------------
592 West 1350 South
Woods Cross, Utah 84087

175 West 7200 South
Midvale, Utah 84047

                                                                        4
Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

592 West 1350 South
Woods Cross, Utah 84087

175 West 7200 South
Midvale, Utah 84047

480 Galetti Way
Sparks Nevada 89431

5. CAROLINA TREATMENT CENTER, INC.

Trade Names and Locations of Facilities
---------------------------------------
Carolina Treatment Center, Inc.
Coastal Carolina Residential Treatment Center
Coastal Carolina Hospital
152 Waccamaw Medical Park Drive
Conway, South Carolina 29526

Sea Harbor Group Home
2335 Highway 9
Conway, South Carolina 25958

Principal Place of Business
---------------------------
152 Waccamaw Medical Park Drive
Conway, South Carolina 29526

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

                                                                5
152 Waccamaw Medical Park Drive
Conway, South Carolina 29526

2335 Highway 9
Conway, South Carolina 25958

6. EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION

Trade Names and Locations of Facilities
---------------------------------------
East Carolina Psychiatric Services Corporation
Brynn Marr Behavioral Healthcare System
Brynn Marr Hospital
192 Village Drive
Jacksonville, North Carolina 28546

New Beginnings of Goldsboro
2402 East Ash Street
Goldsboro, North Carolina 27534

Principal Place of Business
---------------------------
192 Village Drive
Jacksonville, North Carolina 28546

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

192 Village Drive
Jacksonville, North Carolina 28546

2402 East Ash Street
Goldsboro, North Carolina 27534

7. GREAT PLAINS HOSPITAL, INC.

Trade Names and Locations of Facilities
---------------------------------------
Great Plains Hospital, Inc.
Heartland Behavioral Health Services

                                                                        6
Heartland Hospital
1500 W. Ashland Street
Nevada, Missouri 64772

Principal Place of Business
---------------------------
1500 W. Ashland Street
Nevada, Missouri 64772

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1500 W. Ashland Street
Nevada, Missouri 64772

8. GREENBRIER HOSPITAL, INC.

Trade Names and Locations of Facilities
---------------------------------------
Greenbrier Hospital, Inc.
Greenbrier Hospital
201 Greenbrier Blvd.
Covington, Louisiana 70433

St. Gabriel Home Health
1000 E. Morris Dr.
Hammond, Louisiana 70403

St. Gabriel Home Health
700 Gause Blvd.
Suite 301
Slidell, Louisiana 70458

Principal Place of Business
---------------------------
201 Greenbrier Blvd.
Covington, Louisiana 70433

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750

                                                                        7
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

201 Greenbrier Blvd.
Covington, Louisiana 70433

1000 E. Morris Dr.
Hammond, Louisiana 70403

700 Gause Blvd.
Suite 301
Slidell, Louisiana 70458

                                                                        8
9. GULF COAST TREATMENT CENTER, INC.

Trade Names and Locations of Facilities
---------------------------------------
Gulf Coast Treatment Center, Inc.
Gulf Coast Treatment Center
1015 Mar Walt Drive
Fort Walton, Florida 32548

Gulf Coast Group Home
119 South 10th Street
Ft. Pierce, Florida 34950

Principal Place of Business
---------------------------
1015 Mar Walt Drive
Fort Walton, Florida 32548

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1015 Mar Walt Drive
Fort Walton, Florida 32548

119 South 10th Street
Ft. Pierce, Florida 34950

10. HAVENWYCK HOSPITAL, INC.

Trade Names and Locations of Facilities
---------------------------------------
Havenwyck Hospital, Inc.
Havenwyck Hospital
1525 University Drive
Auburn Hills, Michigan 48326

Principal Place of Business
---------------------------
1525 University Drive
Auburn Hills, Michigan 48326

                                                                        9
Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

                                                                        10
Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1525 University Drive
Auburn Hills, Michigan 48326

11. H.C. CORPORATION

Trade Names and Locations of Facilities
---------------------------------------
H.C. Corporation
Hill Crest Behavioral Health Services
Hill Crest Hospital
7009 Fifth Avenue South
Birmingham, Alabama 35212

Principal Place of Business
---------------------------
7009 Fifth Avenue South
Birmingham, Alabama 35212

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

7009 Fifth Avenue South
Birmingham, Alabama 35212

12. H.C. PARTNERSHIP

Trade Names and Locations of Facilities
---------------------------------------
H.C. Partnership
Hill Crest Behavioral Health Services
Hill Crest Hospital
7009 Fifth Avenue South
Birmingham, Alabama 35212

Principal Place of Business
---------------------------
7009 Fifth Avenue South

                                                                        11
Birmingham, Alabama 35212

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

7009 Fifth Avenue South
Birmingham, Alabama 35212

13. HOUMA PSYCHIATRIC HOSPITAL, INC.

Trade Names and Locations of Facilities
---------------------------------------
Houma Psychiatric Hospital, Inc.
Bayou Oaks Hospital
934 East Main Street
Houma, Louisiana 70360

Mid City Medical Complex
855 Belanger, Suite 209A
Houma, Louisiana 70363

Bayou Oaks Pavilion
197 Elysian Dr.
Houma, Louisiana 70363

Bayou Oaks Clinic
Ridgefield Rentals
1717 Ridgefield Rd.
Thibodaux, Louisiana 70301

Bayou Oaks Clinic
301 W. Airline Hwy.
Suite 104
Laplace, Louisiana 70068

Bayou Oaks Clinic
101 Picciola Pkwy.
Cutoff, Louisiana 70345

                                                                        12
Principal Place of Business
---------------------------
934 East Main Street
Houma, Louisiana 70360

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

934 East Main Street
Houma, Louisiana 70360

855 Belanger, Suite 209A
Houma, Louisiana 70860

197 Elysian Dr.
Houma, Louisiana 70860

Ridgefield Rentals
1717 Ridgefield Rd.
Thibodaux, Louisiana 70301

301 W. Airline Hwy.
Suite 104
Laplace, Louisiana 70068

101 Picciola Pkwy.
Cutoff, Louisiana 70345

14. HSA HILL CREST CORPORATION

Trade Names and Locations of Facilities
---------------------------------------
HSA Hill Crest Corporation
Hill Crest Behavioral Health Services
Hill Crest Hospital
7009 Fifth Avenue South
Birmingham, Alabama 35212

Principal Place of Business
---------------------------

                                                                        13
7009 Fifth Avenue South
Birmingham, Alabama 35212

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

7009 Fifth Avenue South
Birmingham, Alabama 35212
15. HSA OF OKLAHOMA, INC.

Trade Names and Locations of Facilities
---------------------------------------
HSA of Oklahoma, Inc.
Meadowlake Hospital
Meadowlake Behavioral Health System
2216 South Van Buren
Enid, Oklahoma 73703

Principal Place of Business
---------------------------
2216 South Van Buren
Enid, Oklahoma 73703

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

2216 South Van Buren
Enid, Oklahoma 73703

16. INTEGRATED BEHAVORIAL SERVICES, INC.

Trade Names and Locations of Facilities
---------------------------------------
Integrated Behavioral Services, Inc.
One Alhambra Plaza, Suite 750

                                                                        14
Coral Gables, Florida 33134

Principal Place of Business
---------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

17. MESA PSYCHIATRIC HOSPITAL, INC.

Trade Names and Locations of Facilities
---------------------------------------
Mesa Psychiatric Hospital, Inc.
Desert Vista Hospital
570 West Brown Road
Mesa, Arizona 85201

Desert Vista Clinic
11225 N. 28th Drive
Phoenix, Arizona 85029

Principal Place of Business
---------------------------
570 West Brown Road
Mesa, Arizona 85201

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

570 West Brown Road
Mesa, Arizona 85201

11225 N. 28th Drive

                                                                        15
Phoenix, Arizona 85029

18. MICHIGAN PSYCHIATRIC SERVICES, INC.

Trade Names and Locations of Facilities
---------------------------------------
Michigan Psychiatric Services, Inc.
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Principal Place of Business
---------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

19. PSYCHIATRIC INSTITUTE OF WEST VIRGINIA, INC.

Trade Names and Locations of Facilities
---------------------------------------
Psychiatric Institute of West Virginia, Inc.
Chestnut Ridge Day Treatment Center
Chestnut Ridge Hospital
930 Chestnut Ridge Road
Morgantown, West Virginia 26505

Principal Place of Business
---------------------------
930 Chestnut Ridge Road
Morgantown, West Virginia 26505

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

                                                                        16
930 Chestnut Ridge Road
Morgantown, West Virginia 26505

20. RAMSAY ACQUISITION CORP.

Trade Names and Locations of Facilities
---------------------------------------
Ramsay Acquisition Corp.
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Principal Place of Business
---------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

21. RAMSAY CORRECTIONAL SERVICES, INC.

Trade Names and Locations of Facilities
---------------------------------------
Ramsay Correctional Services, Inc.
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Principal Place of Business
---------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

22. RAMSAY LOUISIANA, INC.

                                                                        17
Trade Names and Locations of Facilities
---------------------------------------
Ramsay Louisiana, Inc.
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Three Rivers Hospital
22050 Crestwood Blvd.
Covington, Louisiana 70443

Principal Place of Business
---------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

22050 Crestwood Blvd.
Covington, Louisiana 70443

23. RAMSAY MANAGED CARE, INC.

Trade Names and Locations of Facilities
---------------------------------------
Ramsay Managed Care, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

And at such other locations as listed in items 29-43 below.

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

                                                                        18
Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

24. RAMSAY MANAGEMENT SERVICES OF WEST VIRGINIA, INC.

Trade Names and Locations of Facilities
---------------------------------------
Ramsay Management Services of West Virginia, Inc.
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Principal Place of Business
---------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

25. RAMSAY NEW ORLEANS, INC.

Trade Names and Locations of Facilities
---------------------------------------
Ramsay New Orleans, Inc.
The Pavilion on the Park
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Principal Place of Business
---------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

                                                                        19
Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

26. RAMSAY YOUTH SERVICES, INC.

Trade Names and Locations of Facilities
---------------------------------------
Ramsay Youth Services, Inc.
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Principal Place of Business
---------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

27. RHCI SAN ANTONIO, INC.

Trade Names and Locations of Facilities
---------------------------------------
RHCI San Antonio, Inc.
Mission Vista Hospital
14747 Jones Maltsberger
San Antonio, Texas 78247-3713

Mission Vista Pavilion
7220 Louis Pasteur
San Antonio, Texas 78229

Principal Place of Business
---------------------------
14747 Jones Maltsberger
San Antonio, Texas 78247-3713

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

                                                                        20
Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

14747 Jones Maltsberger
San Antonio, Texas 78247-3713

7220 Louis Pasteur
San Antonio, Texas 78229

28. THE HAVEN HOSPITAL, INC.

Trade Names and Locations of Facilities
---------------------------------------
The Haven Hospital, Inc.
The Haven Residential Treatment Center
The Haven Hospital
800 Kirnwood Drive
Desoto, Texas 75115

The Haven Mid-City
903 D Medical Center Drive
Arlington, Texas 76012

Principal Place of Business
---------------------------
800 Kirnwood Drive
Desoto, Texas 75115

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134
800 Kirnwood Drive
Desoto, Texas 75115

903 D Medical Center Drive
Arlington, Texas 76012

29. ARIZONA PSYCHIATRIC AFFILIATES, INC.

Trade Names and Locations of Facilities
---------------------------------------

                                                                        21
Arizona Psychiatric Affiliates, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

Arizona Psychiatric Affiliates, Inc.
4105 North 20th St., Suite 280
Phoenix, Arizona 85016

Arizona Psychiatric Affiliates, Inc.
Desert Vista Medical Office Bldg., Suite 108
570 West Brown Road
Mesa, Arizona 85201

Arizona Psychiatric Affiliates, Inc.
5757 W. Thunderbird Road, Suite W303
Glendale, Arizona 85306

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

4105 North 20th St., Suite 280
Phoenix, Arizona 85016

Desert Vista Medical Office Bldg., Suite 108
570 West Brown Road
Mesa, Arizona 85201

5757 W. Thunderbird Road, Suite W303
Glendale, Arizona 85306

                                                                        22
30. FLORIDA PSYCHIATRIC ASSOCIATES, INC.

Trade Names and Locations of Facilities
---------------------------------------
Florida Psychiatric Associates, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

Florida Psychiatric Associates, Inc.
8382 Baymeadows Rd., Suite 3
Jacksonville, Florida  32256

Florida Psychiatric Associates, Inc.
102 Park Place Drive, Suite 3
Kissimmee, Florida  34741

Florida Psychiatric Associates, Inc.
4106 W. Lake Mary Blvd., Suite 205
Lake Mary, Florida 32746

Florida Psychiatric Associates, Inc.
Century Professional Plaza
7410 So. US Highway 1, Suite 406
Port St. Lucie, Florida 34952

Florida Psychiatric Associates, Inc.
7300 Sand Lake Commons Blvd., Suite 112
Orlando, Florida  32819

Florida Psychiatric Associates, Inc.
900 East Ocean Blvd., Suite 232
Stuart, Florida 34994

Florida Psychiatric Associates, Inc.
4728 No. Habana Ave., Suite 203
Tampa, Florida 33614

Florida Psychiatric Associates, Inc.
250 Tequesta Dr., Suite 304
Tequesta, Florida 33469

Florida Psychiatric Associates, Inc.
2240 Palm Beach Lakes Blvd., Suite 325

                                                                        23
West Palm Beach, Florida 33409

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

8382 Baymeadows Rd., Suite 3
Jacksonville, Florida  32256

102 Park Place Drive, Suite 3
Kissimmee, Florida  34741

4106 W. Lake Mary Blvd., Suite 205
Lake Mary, Florida 32746

Century Professional Plaza
7410 So. US Highway 1, Suite 406
Port St. Lucie, Florida 34952

7300 Sand Lake Commons Blvd., Suite 112
Orlando, Florida  32819

900 East Ocean Blvd., Suite 232
Stuart, Florida 34994

4728 No. Habana Ave., Suite 203
Tampa, Florida 33614

250 Tequesta Dr., Suite 304
Tequesta, Florida 33469

                                                                        24
2240 Palm Beach Lakes Blvd., Suite 325
West Palm Beach, Florida 33409

Shurgard Storage Centers
1241 So. Orlando Avenue
Maitland, Florida 32751
(Units: 193 and 219)

Winter Park Business Center Phase II, Ltd.
807 So. Orlando Avenue, Suite G
Winter Park, Florida 32789

31. FLORIDA PSYCHIATRIC MANAGEMENT, INC.

Trade Names and Locations of Facilities
---------------------------------------
Florida Psychiatric Management, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

809 "O" So. Orlando Ave.
Winter Park, Florida 32789

32. FPM BEHAVIORAL HEALTH, INC.

Trade Names and Locations of Facilities
---------------------------------------
FPM Behavioral Health, Inc.
1276 Minnesota Ave.

                                                                        25
Winter Park, Florida 32789

FPM Behavioral Health, Inc.
809 "O" So. Orlando Ave.
Winter Park, Florida 32789

FPM Behavioral Health, Inc.
1111 North Shartel Street
Oklahoma City, Oklahoma 73103

FPM Behavioral Health, Inc.   Mailing Address
6800 Park Ten Blvd. East      ---------------
Suite 130E                    P.O. Box 7366
San Antonio, Texas 78213      The Woodlands, Texas 77387

FPM Behavioral Health, Inc.
3500 North Causeway, Suite 160
Metairie, Louisiana 70002

FPM Behavioral Health, Inc.
c/o Prudential Health Care
2701 Coltsgate Road, Suite 300
Charlotte, North Carolina 28211

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

809 "O" So. Orlando Ave.
Winter Park, Florida 32789

                                                                        26
1111 North Shartel Street
Oklahoma City, Oklahoma 73103

6800 Park Ten Blvd. East      Mailing Address
                              ---------------
Suite 130E                    P.O. Box 7366
San Antonio, Texas 78213      The Woodlands, Texas 77387

3500 North Causeway, Suite 160
Metairie, Louisiana 70002


c/o Prudential Health Care
2701 Coltsgate Road, Suite 300
Charlotte, North Carolina 28211

Shurgard Storage Centers
1241 So. Orlando Avenue
Maitland, Florida 32751
(Units: 193 and 219)

33. FPMBH CLINICAL SERVICES, INC.

Trade Names and Locations of Facilities
---------------------------------------
FPMBH Clinical Services, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

                                                                         27
34. FPMBH OF ARIZONA, INC.

Trade Names and Locations of Facilities
---------------------------------------
FPMBH of Arizona, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

FPMBH of Arizona, Inc.        Mailing Address
4105 N. 20th St., Suite 280   ---------------
Phoenix, Arizona 85016        P.O. Box 36008
                              Phoenix, Arizona 85067

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789


Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

4105 N. 20th St., Suite 280
Phoenix, Arizona 85016

809 "O" So. Orlando Ave.
Winter Park, Florida 32789

Sentinel Mini Storage #603
1940 E. Indian School Road
Phoenix, Arizona 85016
(Units: C302, C109, C304 & D11)

35. FPMBH OF TEXAS, INC.

Trade Names and Locations of Facilities
---------------------------------------
FPMBH of Texas, Inc.

                                                                        28
1276 Minnesota Ave.
Winter Park, Florida 32789

FPMBH of Texas, Inc.          Mailing Address
                              ---------------
6800 Park Ten Blvd. East      P.O. Box 7366
Suite 130E                    The Woodlands, Texas 77387
San Antonio, Texas 78213

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

809 "O" So. Orlando Ave.
Winter Park, Florida 32789

6800 Park Ten Blvd. East      Mailing Address
                              ---------------
Suite 130E                    P.O. Box 7366
San Antonio, Texas 78213      The Woodlands, Texas 77387

36. FPM/HAWAII, INC.

Trade Names and Locations of Facilities
---------------------------------------
FPM/Hawaii, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

FPM of Hawaii, Inc.
600 Kapiolani Blvd., Suite 402
Honolulu, Hawaii 96813

                                                                        29
Vacated premises on June 30, 1997 but lease has not terminated.

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

600 Kapiolani Blvd., Suite 402
Honolulu, Hawaii 96813

Vacated premises on June 30, 1997 but lease has not terminated.

809 "O" So. Orlando Ave.
Winter Park, Florida 32789

37. FPM MANAGEMENT, INC.

Trade Names and Locations of Facilities
---------------------------------------
FPM Management, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

                                                                        30
Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

38. FPM OF LOUISIANA, INC.

Trade Names and Locations of Facilities
---------------------------------------
FPM of Louisiana, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

FPM of Louisiana, Inc.
3500 North Causeway, Suite 160
Metairie, Louisiana 70002

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

809 "O" So. Orlando Ave.
Winter Park, Florida 32789

3500 North Causeway, Suite 160
Metairie, Louisiana 70002

39. FPM OF OHIO, INC.

Trade Names and Locations of Facilities
---------------------------------------

                                                                        31
FPM of Ohio, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

FPM of Ohio, Inc.
P.O. Box 91936
Cleveland, Ohio 55101-3936

FPM of Ohio, Inc.
ECO Professional Building
1206 North Main Street
Suite 106
North Canton, OH 44720
Vacated premises.

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

P.O. Box 91936
Cleveland, Ohio 55101-3936

809 "O" So. Orlando Ave.
Winter Park, Florida 32789


918 Chestnut Ridge Road, Suite 10
Morgantown, West Virginia 26505

40. FPM OF UTAH, INC.

                                                                        32
Trade Names and Locations of Facilities
---------------------------------------
FPM of Utah, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

41. FPM OF WEST VIRGINIA, INC.

Trade Names and Locations of Facilities
---------------------------------------
FPM of West Virginia, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

FPM of West Virginia, Inc.
918 Chestnut Ridge Road, Suite 10
Morgantown, West Virginia 26505

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

                                                                        33
1276 Minnesota Ave.
Winter Park, Florida 32789

918 Chestnut Ridge Road, Suite 10
Morgantown, West Virginia 26505

809 "O" So. Orlando Ave.
Winter Park, Florida 32789

42. FPM/SOUTHEAST, INC.

Trade Names and Locations of Facilities
---------------------------------------
FPM/Southeast, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

FPM/Southeast, Inc.
c/o Prudential Health Care
2701 Coltsgate Road, Suite 300
Charlotte, North Carolina 28211

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

809 "O" So. Orlando Ave.
Winter Park, Florida 32789

c/o Prudential Health Care
2701 Coltsgate Road, Suite 300
Charlotte, North Carolina 28211

                                                                        34
43. UTAH PSYCHIATRIC AFFILIATES, INC.

Trade Names and Locations of Facilities
---------------------------------------
Utah Psychiatric Affiliates, Inc.
1276 Minnesota Ave.
Winter Park, Florida 32789

Principal Place of Business
---------------------------
1276 Minnesota Ave.
Winter Park, Florida 32789

Chief Executive Office
----------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

Locations of Collateral and Records
-----------------------------------
One Alhambra Plaza, Suite 750
Coral Gables, Florida 33134

1276 Minnesota Ave.
Winter Park, Florida 32789

                                                                Schedule 3.04 to
                                                                Credit Agreement
                                                                ----------------

                      FINANCIAL STATEMENTS AND PROJECTIONS
                      ------------------------------------


                                To be attached.

                                                                Schedule 3.05 to
                                                                Credit Agreement
                                                                ----------------

                  CONTINGENT LIABILITIES; RESTRICTED PAYMENTS
                  -------------------------------------------


     1. See Schedule 3.07.

     2. See Schedule 3.14.

     3. See Schedule 3.18.

     4. Obligations under the SocGen Cash Collateral Agreement.

                                                                Schedule 3.06 to
                                                                Credit Agreement
                                                                ----------------

                            REAL PROPERTY AND LEASES
                            ------------------------

I. OWNED REAL ESTATE
-- -----------------

1.  East Carolina Psychiatric Services     2.  Bountiful Psychiatric Hospital,
    Corp.                                      Inc.
    Brynn Marr Hospital                        Benchmark Regional Hospital
    192 Village Drive                          592 West 1350 South
    Jacksonville, North Carolina 28546         Woods Cross, Utah 84087

3.  Carolina Treatment Center, Inc.        4.  The Haven Hospital, Inc.
    Coastal Carolina Hospital                  The Haven Hospital
    152 Waccamaw Medical Park Drive            800 Kirnwood Drive
    Conway, South Carolina 29526               Desoto, Texas 75115

5.  Greenbrier Hospital, Inc.              6.  Great Plains Hospital, Inc.
    Greenbrier Hospital                        Heartland Hospital
    201 Greenbrier Blvd.                       1500 W. Ashland Street
    Covington, Louisiana 70433                 Nevada, Missouri 64772

7.  Havenwyck Hospital, Inc.               8.  HSA of Oklahoma, Inc.
    Havenwyck Hospital                         Meadowlake Hospital
    1525 University Drive                      2216 South Van Buren
    Auburn Hills, Michigan 48326               Enid, Oklahoma 73703

9.  Gulf Coast Treatment Center, Inc.      10.  H.C. Partnership
    Gulf Coast Treatment Center                 Hill Crest Hospital
    1015 Mar Walt Drive                         7009 Fifth Avenue South
    Fort Walton, Florida 32548                  Birmingham, Alabama 35212

11. 1333 University Drive                  12.  Bayou Oaks Pavilion
    Pontiac, Michigan 48342                     197 Elysian Drive
                                                Houma, Louisiana 70363
13  Ramsay Louisiana, Inc.
    Three Rivers Hospital
    22050 Crestwood Blvd.
    Covington, Louisiana 70443

                                                                        2
II.  RAMSAY HEALTH CARE, INC. LEASED HOSPITAL FACILITIES
     ---------------------------------------------------

1. Houma Psychiatric Hospital, Inc.         2.  Mesa Psychiatric Hospital, Inc.
   Bayou Oaks Hospital                          Desert Vista Hospital
   934 East Main Street                         570 West Brown Road
   Houma, Louisiana 70360                       Mesa, Arizona 85201

3. Bountiful Psychiatric Hospital, Inc.     4.  Psychiatric Institute of West
   Benchmark South                              Virginia, Inc.
   175 West 7200 South                          Chestnut Ridge Hospital
   Midvale, Utah 84047                          930 Chestnut Ridge Road
                                                Morgantown, West Virginia 26505
5. RHCI San Antonio Inc.
   Mission Vista Hospital
   14747 Jones Maltsberger
   San Antonio, Texas 78247

III. RAMSAY MANAGED CARE, INC. LEASED CLINIC FACILITIES
     --------------------------------------------------

1. Florida Psychiatric Associates, Inc.     2.  Florida Psychiatric Associates,
   1276 Minnesota Avenue                        Inc.
   Winter Park, Florida 32789                   7300 Sand Lake Commons Blvd.
                                                Suite 112
                                                Orlando, Florida 32819

3. Florida Psychiatric Associates, Inc.     4.  Florida Psychiatric Associates,
   8382 Baymeadows Road                         Inc.
   Suite 3                                      900 East Ocean Blvd.
   Jacksonville, Florida 32256                  Suite 232
                                                Stuart, Florida 34994

5. Florida Psychiatric Associates, Inc.     6.  Florida Psychiatric Associates,
   102 Park Place Drive                         Inc.
   Suite 3                                      4728 No. Habana Avenue
   Kissimmee, Florida 34741                     Suite 203
                                                Tampa, Florida 33614

7. Florida Psychiatric Associates, Inc.     8.  Florida Psychiatric Associates,
   4106 W. Lake Mary Blvd.                      Inc.
   Suite 205                                    250 Tequesta Drive
   Lake Mary, Florida 32746                     Suite 304
                                                Tequesta, Florida 33469

9. Florida Psychiatric Associates, Inc.     10. Florida Psychiatric Associates,
   Century Professional Plaza                   Inc.
   7410 So. US Hwy. 1                           2240 Palm Beach Lake Blvd.
   Suite 406                                    Suite 325
   Port St. Lucie, Florida 34952                West Palm Beach, Florida 33409


11.Arizona Psychiatric Affiliates           12. Desert Vista Medical Office
   4105 No. 20th Street                         Bldg.
   Suite 280                                    Suite 103
   Phoenix, Arizona 85016                       570 West Brown Road
                                                Mesa, Arizona 85201

13.Arizona Psychiatric Affiliates, Inc.
   5757 W. Thunderbird Road
   Suite W303
   Glendale, Arizona 85306


IV.  LEASED BUSINESS/ADMINISTRATIVE OFFICES
--   --------------------------------------

1.  Ramsay Health Care, Inc.             2.  FPMBH of Arizona, Inc.
    Columbus Center                          4105 North 20th Street
    One Alhambra Plaza                       Suite 280
    Suite 750                                Phoenix, Arizona 85016
    Coral Gables, Florida 33134

3.  FPM Behavioral Health, Inc.           4. FPM of West Virginia, Inc.
    1276 Minnesota Avenue                    918 Chestnut Ridge Road
    Winter Park, Florida 32789               Suite 10
                                             Morgantown, West Virginia 26505

5.  FPM Behavioral Health, Inc.           6. FPM Southeast, Inc.
    809 "O" South Orlando Avenue             c/o Prudential Health Care
    Winter Park, Florida 32789               2701 Coltsgate Road
                                             Suite 300
                                             Charlotte, North Carolina 28211

7.  FPM Behavioral Health, Inc.           8. Florida Psychiatric Associates,
    1111 North Shartel Street                Inc.
    Oklahoma City, Oklahoma 73103            1276 Minnesota Avenue
                                             Winter Park, Florida 32789

9.  FPM of Ohio, Inc.                    10. Florida Psychiatric Management,
    FPM Behavioral Health of Ohio, Ltd.      Inc.
    ECO Professional Building                815 N.W. 57th Avenue
    1206 North Main Street, Suite 106        Suite 207
    North Canton, OH 44720                   Miami, Florida 33126
    Recently vacated premises.

11. FPMBH of Texas, Inc.                 12. FPM of Louisiana, Inc.
    6800 Park Ten Blvd.                      3500 North Causeway, Suite 160
    Suite 130E                               Metairie, Louisiana 70002
    San Antonio, Texas 78213

V. GROUP HOMES
-- -----------

1.  Briarwood Group Home
    480 Galetti Way
    Sparks Nevada 89431

2.  Gulf Coast Group Home
    119 South 10th Street
    Ft. Pierce, Florida 34950

3.  Hill Crest Hospital Group Home

                                                                        4
   7009 Fifth Avenue South
   Birmingham, Alabama 35212

4. Sea Harbor Group Home
   2335 Highway 9
   Conway, South Carolina 25958

VI.  LISTING OF LEASES
---  -----------------

1.    FACILITY:        CAROLINA TREATMENT CENTER, INC.
      --------
                        COASTAL CAROLINA HOSPITAL
      DATE OF LEASE:    July 5, 1994
      -------------
      LESSOR:           Carolina Treatment Center, Inc.
      ------
      LESSEE:           Transitional Care Ventures (South Carolina), Inc.
      ------


2.    FACILITY:       THE HAVEN HOSPITAL, INC.
      --------------
                        THE HAVEN HOSPITAL
      DATE OF LEASE:    May 13, 1994
      --------------
      LESSOR:           The Haven Hospital, Inc.
      --------------
      LESSEE:           Transitional Care Ventures (North Texas), Inc.
      --------------

3.    FACILITY:       HSA OF OKLAHOMA, INC.
      --------------
                        MEADOWLAKE HOSPITAL
      DATE OF LEASE:    August 1, 1997
      --------------
      LESSOR:           HSA of Oklahoma, Inc.
      --------------
      LESSEE:           Baptist Healthcare of Oklahoma, Inc.,
      --------------
                        d/b/a Integris Bass Baptist Health Center

      DATE OF LEASE:    August 11, 1995
      --------------
      LESSOR:           GE Capital Modular Space, a division of
      --------------
                        Transport International Pool, Inc.
      LESSEE:           Meadowlake Hospital
      --------------

      DATE OF LEASE:    October 1, 1996
      --------------
      LESSOR:           Meadowlake Behavioral Health System
      --------------
      LESSEE:           Meadowlake Area Prevention Resource Center
      --------------

4.    FACILITY:       MESA PSYCHIATRIC HOSPITAL, INC.
      --------------
                        DESERT VISTA HOSPITAL
      DATE OF LEASE:    November 1, 1994
      --------------
      LESSOR:           Mesa Psychiatric Hospital, Inc.,
      --------------
                        as assignee of Ramsay Health Care, Inc.
      LESSEE:           Transitional Care Ventures (Arizona), Inc.
      --------------

      DATE OF LEASE:    July 15, 1997
      --------------
      LESSOR:           Mesa Psychiatric Hospital, Inc.
      --------------
      LESSEE:           Youth Development Institute
      ------

                                                                        5
      DATE OF LEASE:    August 18, 1992
      --------------
      LESSOR:           Mesa Psychiatric Hospital, Inc.
      --------------
                        d/b/a Desert Vista Hospital
      LESSEE:           Scott Connor, Psy.D.
      --------------

      DATE OF LEASE:  November 21, 1996
      --------------
      LESSOR:         Mesa Psychiatric Hospital, Inc.
      --------------
                      d/b/a Desert Vista Hospital
      LESSEE:         Jarek Opechowski, M.D.
      --------------

      DATE OF LEASE:  December 26, 1996
      --------------
      LESSOR:         Mesa Psychiatric Hospital, Inc.
      --------------
                      d/b/a Desert Vista Hospital
      LESSEE:         John Jarvis, M.D. - Desert Psychiatry
      --------------

      DATE OF LEASE:  January 15, 1997
      --------------
      LESSOR:         Mesa Psychiatric Hospital, Inc.
      --------------
                      d/b/a Desert Vista Hospital
      LESSEE:         Psychiatric Services of the East Valley, P.C.
      --------------

      DATE OF LEASE:  March 18, 1997
      --------------
      LESSOR:         Mesa Psychiatric Hospital, Inc.
      --------------
                      d/b/a Desert Vista Hospital
      LESSEE:         Metropolitan Psychiatric Physicians, P.C.
      --------------

      DATE OF LEASE:  July 25, 1997
      --------------
      LESSOR:         Mesa Psychiatric Hospital, Inc.
      --------------
                      d/b/a Desert Vista Hospital
      LESSEE:         Arizona Community Psychiatric Groups, Ltd.
      --------------

      DATE OF LEASE:  September 10, 1997
      --------------
      LESSOR:         Mesa Psychiatric Hospital, Inc.
      --------------
                      d/b/a Desert Vista Hospital
      LESSEE:         Arizona Psychiatric Affiliates
      --------------

5.    FACILITY:       RHCI SAN ANTONIO, INC.
      --------------
                      MISSION VISTA HOSPITAL
      DATE OF LEASE:  January 19, 1994
      --------------
      LESSOR:         RHCI San Antonio, Inc.,
      --------------
                      as assignee of Ramsay Health Care, Inc.
      LESSEE:         Transitional Care Ventures (Texas), Inc.
      ------

                                                                Schedule 3.07 to
                                                                Credit Agreement
                                                                ----------------

                               MATERIAL CONTRACTS
                               ------------------


1.   All Hospital Leases set forth on Schedule 3.06(II).

2.   Executive Office Lease set forth on Schedule 3.06(IV)(1).

3.   Management Agreements set forth below:

     (a) Mental Health/Substance Abuse Service Agreement dated as of October 1, 1995 by and between FPM Behavioral Health, Inc. and Prudential Health Care Plan, Inc.;

     (b) Mental Health/Substance Abuse Service Agreement dated as of October 1, 1995 by and between FPM Behavioral Health, Inc. and The Prudential Insurance Company of America;

     (c) Agreement dated as of October __, 1992 by and between Florida Psychiatric Management, Inc. and Disney Worldwide Services, Inc.;

     (d) Agreement dated as of October 1, 1995 by and between Florida Psychiatric Management, Inc. and The School Board of Orange County, Florida;

     (e) Provider Agreement dated as of February 1, 1990 by and between Humana Health Plan, Inc. and FPMBH of Arizona, Inc. (as [assignee] of Phoenix South Community Mental Health Center);

     (f) Agreement dated as of January 1, 1995 by and between FPM of West Virginia, Inc. and The Health Plan of the Upper Ohio Valley, Inc.;

     (g) Specialty Care Agreement dated as of August 15, 1997 by and between FPM Behavioral Health, Inc. and Physicians Healthcare Plans, Inc.;

     (h) Independent Mental Health Services Corporation (Management Company) Agreement for Mental Health Services (Capitation) dated as of August 1, 1993, as amended as of May 1, 1997, by and between Florida Psychiatric Management, Inc. and Health Options, Inc.; and

     (i) Letter Agreement dated August 4, 1997 by and between FPM Behavioral Health, Inc. d/b/a Benchmark Behavioral Health Systems and PacifiCare of Utah; and

     (j) Letter Agreement dated May 5, 1997 by and between FPM Behavioral Health, Inc. d/b/a Benchmark Behavioral Health Systems and Talbert Medical Group.

4.   Indebtedness:
     ------------

     (a) Promissory Note dated October 25, 1994 from Ramsay Managed Care, Inc. to Ramsay Health Care, Inc. for the sum of $6,000,000

     (b) Indebtedness of Borrower and certain Credit Parties arising under that certain Credit Agreement dated as of May 15, 1993, as amended, by and among Societe Generale New York Branch, Hibernia National Bank, First Union National Bank of North Carolina, Ramsay Health Care, Inc. and certain of the subsidiaries of Ramsay Health Care, Inc.

     (c) Obligations of certain of the Credit Parties in respect of the following tax-exempt bond issuances:

          (i) Louisiana Public Facilities Authority Variable Rate Demand Revenue Bonds (Greenbrier Hospital, Inc. Project), Series 1984 in the original principal amount of $6,500,000;

          (ii) Okaloosa County Variable Rate Demand Revenue Bonds (Gulf Coast Treatment Center, Inc. Project), Series 1984 in the original principal amount of $5,000,000; and

          (iii) Horry County, South Carolina Variable Rate Demand Revenue Bonds (Carolina Treatment Center, Inc. Project), Series 1984 in the original principal amount of $5,600,000.

                                                                Schedule 3.08 to
                                                                Credit Agreement
                                                                ----------------

                                 LABOR MATTERS
                                 -------------


     1.   None.

                                                                Schedule 3.09 to
                                                                Credit Agreement
                                                                ----------------

                  SUBSIDIARIES, JOINT VENTURES AND AFFILIATES;
                    OUTSTANDING STOCK; INDEBTEDNESS HELD BY
                      CREDIT PARTIES; INACTIVE SUBSIDIARIES
                   --------------------------------------------

A.   Active Subsidiaries:
     -------------------

Bethany Psychiatric Hospital, Inc., an Oklahoma corporation

Bountiful Psychiatric Hospital, Inc., a Utah corporation

Carolina Treatment Center, Inc., a South Carolina corporation

East Carolina Psychiatric Services Corporation, a North Carolina corporation

Great Plains Hospital, Inc., a Missouri corporation

Greenbrier Hospital, Inc., a Louisiana corporation

Gulf Coast Treatment Center, Inc., a Florida corporation
   (RHCI owns 96% of the capital stock of this corporation and has the option to purchase the remaining 4% from the other stockholder)

Havenwyck Hospital, Inc., a Michigan corporation

H.C. Corporation, an Alabama corporation

H.C. Partnership, an Alabama general partnership
   (HSA Hill Crest Corporation and H.C. Corporation each own a 50% partnership interest)

Houma Psychiatric Hospital, Inc., a Louisiana corporation

HSA Hill Crest Corporation, an Alabama corporation

HSA of Oklahoma, Inc., an Oklahoma corporation

Mesa Psychiatric Hospital, Inc., an Arizona corporation

Psychiatric Institute of West Virginia, Inc., a Virginia corporation

Ramsay Acquisition Corp., a Delaware corporation

                                                                            2
Ramsay Correctional Services, Inc., a Delaware corporation

Ramsay Louisiana, Inc., a Delaware corporation Ramsay Managed Care, Inc., a Delaware corporation

Ramsay Management Services of West Virginia, Inc., a West Virginia corporation

Ramsay New Orleans, Inc., a Delaware corporation

Ramsay Youth Services, Inc., a Delaware corporation

RHCI San Antonio, Inc., a Delaware corporation

The Haven Hospital, Inc., a Delaware corporation

Arizona Psychiatric Affiliates, Inc., a Delaware corporation

Florida Psychiatric Associates, Inc., a Florida corporation

Florida Psychiatric Management, Inc., a Florida corporation

FPM Behavioral Health, Inc., a Delaware corporation

FPM Management, Inc., a Florida corporation

FPM of Louisiana, Inc., a Delaware corporation

FPM of Ohio, Inc., a Delaware corporation

FPM of Utah, Inc., a Delaware corporation

FPM of West Virginia, Inc., a Delaware corporation

FPM/Hawaii, Inc., a Delaware corporation

FPM/Southeast, Inc., a Delaware corporation

FPMBH of Arizona, Inc., a Delaware corporation

FPMBH Clinical Services, Inc., a Delaware corporation

FPMBH of Texas, Inc., a Delaware corporation

Utah Psychiatric Affiliates, Inc., a Delaware corporation

B.   Joint Ventures and Affiliates:
     -----------------------------

     1. Joint Ventures:
        --------------

     Transitional Care Ventures, Inc., a Delaware corporation (RHCI owns 60% of the capital stock of this corporation and has an option to purchase the remaining 40% of the capital stock)

     Transitional Care Ventures (Arizona), Inc., a Delaware corporation (Transitional Care Ventures, Inc. owns
      100% of the capital stock of this corporation)

     Transitional Care Ventures (Florida), Inc., a Delaware corporation (Transitional Care Ventures, Inc. owns
      100% of the capital stock of this corporation)

     Transitional Care Ventures (North Texas), Inc., a
      Delaware corporation (Transitional Care Ventures,
      Inc. owns 100% of the capital stock of this corporation)

     Transitional Care Ventures (South Carolina), Inc., a
      Delaware corporation (Transitional Care Ventures,
      Inc. owns 100% of the capital stock of this corporation)

     Transitional Care Ventures (Texas), Inc., a Delaware corporation (Transitional Care Ventures, Inc. owns
      100% of the capital stock of this corporation)

     FPM Behavioral Health of Ohio, Ltd., an Ohio limited liability company (FPM of Ohio, Inc. owns 51% of the
      Membership Interest in this LLC)

     Meadowlake/Western Alliance LLC, an Oklahoma limited liability company (HSA of Oklahoma, Inc. owns 50% of the Membership Interest in this LLC)

     U.B.H. Holdings, L.L.C., a Florida limited liability company (FPM Behavioral Health, Inc. owns 50% of the
      Membership Interest in this LLC)

     University Behavioral Health at The University of
      South Florida, Ltd., a Florida limited partnership
      (FPM Behavioral Health, Inc. holds a 49.5% interest in this limited partnership and U.B.H. Holdings, L.L.C. holds a 1% interest and is the General Partner of this limited partnership)

     2.   Affiliates:
          ----------

     Ramsay Holdings HSA Limited, an international business company organized under the laws of Barbados

     Paul Ramsay Holdings Pty. Limited, a company of limited liability organized under the laws of New
      South Wales, Australia

     Paul Ramsay Hospitals Pty. Limited, a company of limited liability organized under the laws of New
      South Wales, Australia

     Paul J. Ramsay, a citizen of Australia, and his corporate Affiliates

     Hawaii Psychiatric Associates, Ltd., a Hawaii professional corporation


C.   Outstanding Stock:
     -----------------

     1.   See Annex A attached hereto.


D.   Indebtedness:
     ------------

     1. Promissory Note dated October 25, 1994 from Ramsay Managed Care, Inc. to Ramsay Health Care, Inc. for the sum of $6,000,000


E.   Inactive Subsidiaries:
     ---------------------

Americare of Galax, Inc., a Virginia corporation*

Atlantic Treatment Center, Inc., a Florida corporation

Cumberland Mental Health, Inc., a North Carolina corporation

Flagstaff Psychiatric Hospital, Inc., an Arizona corporation

Health Group of Las Cruces, Inc., a Tennessee corporation

HSA Lynnhaven, Inc., a Florida corporation

HSA Medical Offices of Mesa, Inc., an Arizona corporation

Integrated Behavorial Services, Inc., a Delaware corporation*

Manhattan Psychiatric Hospital, Inc., a Kansas corporation

Michigan Psychiatric Services, Inc., a Michigan corporation*

PsychOptions, Inc., a Delaware corporation

Ramsay Chicago, Inc., a Delaware corporation

Ramsay Nevada, Inc., a Delaware corporation

Ramsay Nursing Home Services, Inc., a Delaware corporation

Ramsay Research and Education Institute, Inc., a Delaware corporation

RHCI Concord, Inc., a Delaware corporation


F.   Material Subsidiaries
     ---------------------

Bountiful Psychiatric Hospital, Inc., a Utah corporation

East Carolina Psychiatric Services Corporation, a North Carolina corporation

Great Plains Hospital, Inc., a Missouri corporation

Greenbrier Hospital, Inc., a Louisiana corporation

Havenwyck Hospital, Inc., a Michigan corporation

H.C. Partnership, an Alabama general partnership

Houma Psychiatric Hospital, Inc., a Louisiana corporation

Mesa Psychiatric Hospital, Inc., an Arizona corporation

Psychiatric Institute of West Virginia, Inc., a Virginia corporation

Transitional Care Ventures, Inc., a Delaware corporation

* Corporation has no operations but owns capital stock in certain other subsidiaries of RHCI.

                                                                Schedule 3.12 to
                                                                Credit Agreement
                                                                ----------------

                                  TAX MATTERS
                                  -----------

A.   Federal Tax Identification Numbers:

Company:                                             E.I.N.
-------                                              ------

Ramsay Health Care, Inc.                             63-0857352

Americare of Galax, Inc.                             54-1184424

Bethany Psychiatric Hospital, Inc.                   63-0932881

Bountiful Psychiatric Hospital, Inc.                 93-0893928

Carolina Treatment Center, Inc.                      56-1341136

East Carolina Psychiatric Services Corporation       56-1317433

Great Plains Hospital, Inc.                          43-1328523

Greenbrier Hospital, Inc.                            72-0990789

Gulf Coast Treatment Center, Inc.                    56-1341134

Havenwyck Hospital, Inc.                             38-2409580

H.C. Corporation                                     63-0870528

H.C. Partnership                                     63-0862148

Houma Psychiatric Hospital, Inc.                     74-2373568

HSA Hill Crest Corporation                           95-3900761

HSA of Oklahoma, Inc.                                74-2373564

Integrated Behavorial Services, Inc.                 No Federal Tax
                                                     Identification
                                                     Number

Mesa Psychiatric Hospital, Inc.                      93-0925810

Michigan Psychiatric Services, Inc.                  38-2423002

Psychiatric Institute of West Virginia, Inc.         62-1241461

Ramsay Acquisition Corp.                             65-0780465

Ramsay Correctional Services, Inc.                   65-0766335

Ramsay Louisiana, Inc.                               51-0343656

Ramsay Managed Care, Inc.                            72-1249464

Ramsay Management Services of West Virginia, Inc.    55-0730901

Ramsay New Orleans, Inc.                             51-0343671

Ramsay Youth Services, Inc.                          65-0766342

RHCI San Antonio, Inc.                               74-2611258

The Haven Hospital, Inc.                             75-2317114

Arizona Psychiatric Affiliates, Inc.                 59-3293505

Florida Psychiatric Associates, Inc.                 59-1840843

Florida Psychiatric Management, Inc.                 59-3007356

FPM Behavioral Health, Inc.                          59-3269144

FPMBH Clinical Services, Inc.                        59-3293500

FPMBH of Arizona, Inc.                               86-0765291

FPMBH of Texas, Inc.                                 74-2787524

FPM/Hawaii, Inc.                                     99-0313009

FPM Management, Inc.                                 59-2666025

FPM of Louisiana, Inc.                               59-3281688

FPM of Ohio, Inc.                                    59-3310878

FPM of Utah, Inc.                                    65-0766720

FPM of West Virginia, Inc.                           59-3279511

FPM/Southeast, Inc.                                  59-3281690

Utah Psychiatric Affiliates, Inc.                    65-0766718

B.  Taxable Years Currently Under Audit:

          None.

C.  Agreements Extending Assessment Period:

          None.

D.  Tax Sharing Agreements:

          Tax Sharing Agreement dated as of October 25, 1994 by and between Ramsay Health Care, Inc. and Ramsay Managed Care, Inc.

                                                                Schedule 3.13 to
                                                                Credit Agreement
                                                                ----------------

                                  ERISA PLANS
                                  -----------


I.   Pension Plans:
     -------------

     1. Ramsay Health Care, Inc. Deferred Compensation and Retirement Plan, as amended (Plan No. 001).

     2. Ramsay Managed Care, Inc. Deferred Compensation and Retirement Plan and Trust (Plan No. 001).

II.  Determination Letters:
     ---------------------

     1. Favorable Determination Letter dated April 8, 1996 from Internal Revenue Service to Ramsay Health Care, Inc.

     2. Favorable Determination Letter dated February 23, 1996 from Internal Revenue Service to Ramsay Managed Care, Inc.

Welfare Plans:
-------------

A.   Ramsay Health Care, Inc.

     1. Health - Ramsay Health Care, Inc. Group Health Plan, Plan No. A8971 (Self Insured Plan);

     2. Disability - Northwestern National Life Insurance Co. Group Policy No. GH20492-7

     3. Life Insurance - Northwestern National Life Insurance Co. Group Policy No. GL20492-7

     4. HMOs

          (a) Louisiana - MedFirst Health Plans (Apex Benefit Plan

          (b) Utah - United HealthCare of Utah

          (c) North Carolina - BC/BS of North Carolina

          (d) West Virginia - The Health Plan of Upper Ohio Valley, Inc.

          (e) Arizona - Intergroup of Arizona and Intergroup Point of Service Interflex Plan

          (f) Michigan - Blue Care Network, Blue Traditional, BC/BS of Michigan and Health Alliance Plan

          (g) Alabama -  Partners Healthplans (formerly Southeast Health Plan)

          (h) Texas - PacifiCare of Texas, Inc.

A.   Ramsay Managed Care, Inc.

     1. Health and Dental - Ramsay Managed Care, Inc. Group Health Plan, Group No. 0104 (Self Insured Plan through Poe and Brown Inc.);

     2. Term Life, AD&D and Long Term Disability -ReliaStar Life Insurance Company;

     3. HMOs

          (a) Utah - United HealthCare of Utah

          (b) West Virginia - The Health Plan of Upper Ohio Valley, Inc.

          (c) Arizona - Intergroup of Arizona and Intergroup Point of Service Interflex Plan

          (d) Hawaii - Cobra participants (no employees) Kaiser Foundation Health Plan, Inc.

          (e) Texas - PacifiCare of Texas, Inc.

                                                                Schedule 3.14 to
                                                                Credit Agreement
                                                                ----------------

                                   LITIGATION
                                   ----------



I.   Ramsay Health Care, Inc.
     ------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Thomas Whitfield Davis v. The Life Center of Galax, et al., Circuit Court of Grayson County, The State of Virginia, Case No. 95-19. Improperly filed suit.

     B.   EEOC or Other Employment-Related Claims

     1. Reynold Jennings v. Ramsay Health Care, Inc., arbitration proceeding in Florida in which former Chief Operating Officer is seeking damages in an aggregate of $2.3 million dollars, including lost wages, severance payments and stock options. Case is currently in the discovery process.

     2. Hal McPheeters v. Psych-Options, Inc. and Ramsay Health Care, Inc. Sex and age discrimination claim filed September 30, 1993. No action has been taken by the EEOC.

     C.   Reimbursement Matters

     1. Alleged Disproportionate Share Overpayments

          The State of Louisiana, Department of Health and Hospitals has made demands for repayment of disproportionate funds previously paid to Bayou Oaks and Three Rivers Hospitals in the following amounts: (i) $3,466,333.18 from Three Rivers Hospital and (ii) $560,613 from Houma Psychiatric Hospital, Inc. d/b/a Bayou Oaks Hospital. The claim asserts that the hospitals did not meet the requirements of being paid as a teaching hospital.

          In addition the Department of Health and Hospitals have indicated that they may make a demand on Three Rivers Hospital to repay an additional $1,556,555 because the hospital's actual Medicaid census for the fiscal year ended December 31, 1994 did not meet its projected census.

          The Company has entered into negotiations to settle the dispute and submitted an offer of $1,300,000 in late July 1997, an amount counter offered by the Department of Health and Hospitals in response to the Company's initial settlement offer.

II.  Bethany Psychiatric Hospital, Inc.
     ----------------------------------

     A. Professional Malpractice and General Liability Claims

     1. Threat of Claim, Patient X. Daughter of patient participating in drug study threatened to bring suit because of mother's deteriorating medical condition.

     2. Threat of Claim, Patient Y. Patient claims injury resulting from assault of other patient while at facility.

III. Bountiful Psychiatric Hospital, Inc.
     ------------------------------------

     A. Professional Malpractice and General Liability Claims

     1. Threat of Claim, Patient X. Claim by patient that certain of hospital's male medical staff made sexual advances toward her.

     2. Threat of Claim, Patient Y. Alleged abuse of fourteen year old male patient by male mental health worker when patient was out of control.

     3. Threat of Claim, Patient Z. Female patient alleges rape by male patient prior to her release on August 1, 1997.

     B.   EEOC or Other Employment-Related Claims

     1. Kristine Fitzgerald v. Benchmark Behavioral Health Systems: EEOC Charge No. 35-C1-94-0736. Alleged disability discrimination in connection with termination in November 1993.

     2. Timothy A. Cloyd, Utah Industrial Commission, No. 97-0200, and EEOC. Claim by male employee alleging gender discrimination, sexual harassment and retaliatory discharge for protesting discriminatory practices. Claim dismissed by Utah Industrial Commission in February 1997.

IV.  Carolina Treatment Center, Inc.
     -------------------------------

     A. Professional Malpractice and General Liability Claims

          1. Threat of Claim, Patient X. Estate of Patient X requested medical records following suicide of patient approximately two weeks following release after an extended stay.

V.   East Carolina Psychiatric Services Corporation
     ----------------------------------------------

     A. Professional Malpractice and General Liability Claims

     1. Edwin David Milligan, Jr. and Edwin David Milligan, III v. East Carolina Psychiatric Services Corporation, Onslow County, North Carolina Superior Court. Case No. 95-CVS-1408. Claims resulting from injuries sustained by adolescent patient during an attempted elopement. Trial set for November 1997.

VI.  Greenbrier Hospital, Inc.
     -------------------------

     A. Professional Malpractice and General Liability Claims

     1. Cooper v. Ramsay Healthcare, et al., 22nd Judicial District Court, St. Tammany Parish, Louisiana,

          Case No. 97-13673. Case was filed on August 15, 1997 against Ramsay Healthcare, Inc. d/b/a Greenbrier Behavioral Health System, Dr. Richard Donavan and Martha Tennison asserting negligent diagnosis and treatment of plaintiff's decedent.

     2. Michelle LeDoux v. Marian D'Antonio and Ramsay Health Care, Inc., d/b/a Greenbrier Hospital and Greenbrier Counseling Center, 22nd Judicial District Court for the Parish of St. Tammany, No. 94-13797. Patient brought claims for failure to diagnose behavioral health problems and for exceeding boundaries of therapeutic relationship. Action also brought before Patient's Compensation Fund.

     3. Delores Singleton v. Greenbrier Hospital, 22nd Judicial District Court for the Parish of St. Tammany, State of Louisiana, Civil No. 96-15233. Patient's claim is for damages arising from injury sustained from fall in bathroom of facility.

     4. Threat of Claim, Patient X. Patient alleges negligent care and has threatened suit.

     5. Elmer and Shirley Hock v. Greenbrier Hospital, 22nd Judicial District Court for the Parish of St. Tammany, State of Louisiana, Case No. 90-10755. Plaintiff claims damages for injury sustained from fall in parking lot.

VII  Havenwyck Hospital, Inc.
     ------------------------

     A. Professional Malpractice and General Liability Claims

     1. Robert K. Dust, As Next Friend of Robert L. Dust, Minor v. Havenwyck Hospital, Inc., Circuit Court for the County of Oakland, State of Michigan, Case No. 96-528965-NO. Plaintiff was injured when technician pulled door shut, crushing plaintiff's fingers. Mediation award of $22,500 rejected by hospital.

     2. Threat of Claim, Patient X. Patient hit by car one hour following discharge and claims damages for injuries sustained resulting from hospital's failure to properly treat Patient.

     3. Barbara Burns and Joseph Burns, Her Husband v. Havenwyck Hospital, Inc., Circuit Court for the County of Oakland, State of Michigan, Case No. 96-518483-NO. Claim of total disability resulting from a fall on hospital's grounds. Claim asserts lost wages of $542,000, medical bills of $20,000 and pain and suffering of $900,000.

     B.   EEOC or Other Employment-Related Claims

     1. Nicanor Castedo, M.D. v. Ramsay Health Care, Inc., Havenwyck Hospital, Inc. and Robert A. Kercorian, Jointly and Severally, U.S. District Court, Eastern District of Michigan, Case No. 95CV73080. National origin discrimination case settled in June 1997 for $50,000.

VIII.     H.C. Partnership/HSA Hill Crest Corporation/H.C. Corporation
          ------------------------------------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Jackie Secoy, individually and as mother and next friend of Candy Walton v. Ramsay Health Care, Inc., a corporation, Hill Crest Hospital; Nebby Boswell, an individual; and Elizabeth Burkett, an individual, Jefferson County, Alabama Circuit Court, Bessemer Division, CV 95-341. Patient alleged negligent supervision on an outing. Patient, who was 14 years old at the time, had sexual intercourse in bathroom of a restaurant while on the outing.

     2. K.C., by and through his next friend, his father, K.C. v. Hill Crest Hospital, et al., Jefferson County, Alabama Circuit Court, Civil Action No. CV 96-4204. Matter settled in July 1997.

     3. Jeffrey W. Moore, an individual v. Hill Crest Hospital, a partnership, also known as HC Partnership; Defendant A, being the correct legal name of Hill Crest Hospital; Defendant B, being the correct legal name of HC Partnership; Defendants C, D, E, F, G, H, I and J, being the correct legal names of the Partners of Hill Crest Hospital; Defendants K, L, M, N, O, P, Q and R, being the correct legal names of the partners of HC Partnership. Matter settled in July 1997.

     4. Janice Davis and Billy Davis v. Hill Crest Hospital, John Doe, who will be added when the name is ascertained, and XYZ Corporation, who will be added when the name is ascertained, Circuit Court of Jefferson County, Alabama, Civil Division No. CV9702388. Case filed on or about August 25, 1997. Patient alleges injury sustained when another patient removed a chair from beneath her while sitting down.

     B.   EEOC or Other Employment-Related Claims

     1. Alton R. Woodward, EEOC Charge No. ###-##-####. Alleged race and age discrimination filed in April 1993.

     2. Diane Samuels and Lillie Bradley v. HC Partnership, d/b/a Hill Crest Hospital, H.C. Corporation, HSA Hill Crest Corp. and Ramsay Health Care, Inc. - U.S.D.C. (N.D. Ala.) No. 96-6-2-2514-S. Employee alleges lay off resulted from race discrimination.

     3. Threat of Claim, Employee X. Threat of unspecified "cause of action" by terminated employee.

     4. Threat of Claim, Employee Y. Settlement offer sent to terminated medical director. No response to date.

     5. Lanny Jackson, EEOC Charge No. ###-##-####. Claim of wrongful termination based on racial discrimination and retaliation.

IX.  Houma Psychiatric Hospital, Inc.
     --------------------------------

     A. Professional Malpractice and General Liability Claims

     1. Kemple Lovell v. Bayou Oaks Hospital, 32 Judicial District Court, Parish of Terrebonne, Civ. No. 112196. Case arises out of alleged negligence on October 9, 1994 when tiles allegedly fell from ceiling injuring plaintiff's neck and back. There has been no action in this case since February 1996.

     2. Sherry H. Guidry v. Houma Psychiatric Hospital dba Bayou Oaks Hospital, 32nd Judicial Court for the Parish of Terrebonne, State of Louisiana, Civil No. 119600. Defendant served with notice of suit on July 1, 1997 for negligence involving wrist fracture of plaintiff while patient

     3. Kelcie Pepper v. Terrebonne General Medical Center, et al., P.C.F. No. 96-1484. Breach of duty of care claim arising out of delayed diagnosis for medical/surgical problem. Pending before Medical Review Panel.

     4. Sidera Adams, et al., v. Dr. Brian Matherne, et al., P.C.F. No. 96-0413. Case pending before Medical Review Panel. No treatment provided to plaintiff's decedent at facility, but plaintiff's decedent was evaluated through hospital's assessment center.

     5. Threat of Claim, Visitor X. Possible claim for injury to Visitor while on premises by patient of facility. Claim to date is for $7,500.

     B.   EEOC or Other Employment-Related Claims

     1. Cynthia Hamilton v. Bayou Oaks Hospital, State of Louisiana, Department of Labor, Office of Workers' Compensation, District 9, Docket No. 94-08130. Employee slipped on wet floor during work hours. Employee is currently receiving workers compensation benefits.

X.   HSA of Oklahoma, Inc.
     ---------------------

     A.   Professional Malpractice and General Liability Claims

     1. Threat of Claim, Patient X. Mother of patient who broke hand while punching wall threatened suit.

     B.   EEOC or Other Employment-Related Claims

     1. Threat of Claim, Former Employee X. Threatened suit of social worker who was terminated after ten days.

XI.  Mesa Psychiatric Hospital, Inc.
     -------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Threat of Claim, Patient X. Adolescent patient injured while attempting to avoid admission to facility and injuries sustained while a patient as a result of an altercation with another patient. Statute of limitations has run on claim by parents.

XII. Psychiatric Institute of West Virginia, Inc.
     --------------------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Freeman v. The Psychiatric Institute of West Virginia, Inc., d/b/a Chestnut Ridge Hospital, et al., Circuit Court of Monongalia County, West Virginia, Civil Action No. 96-C-134. Case was commenced in April 1996 against Chestnut Ridge Hospital and Dr. Louis Tinnin asserting negligence in elopement and suicide of patient. Case is currently in the discovery process.

     2. James Deems and Melody Deems v. Psychiatric Institute of West Virginia, Inc., a foreign corporation d/b/a Chestnut Ridge Hospital, Ruth Smith and Pamela Sullivan, M.D., Circuit Court of Monongalia County, West Virginia, CV No. 96-C-69. Claim for damages for injuries sustained following elopement of patient from facility who then threw himself in front of a moving vehicle. An agreement to settle this case for $70,000 has been reached.

     3. Threat of Claim, Patient X. Threatened suit following dissatisfaction with adult patient's care by patient's parents.

XII  Ramsay Louisiana, Inc.
     ----------------------

     A.   Professional Malpractice and General Liability Claims

     1. Ralph Singleton, Individually, and on Behalf of the Minor, Amy Singleton v. Three Rivers Hospital Limited Partnership, Dr. Robert DeBrandt, Dr. John Pratt and Mark Redmond, 22nd Judicial District Court of the Parish of St. Tammany, Louisiana, Case No. 94-10309 A. Claim dismissed as to Three Rivers Hospital Limited Partnership.

     2. Dennis Musgrove and Gretchen Musgrove, Individually and on Behalf of Their Minor Son,

          Carther Dewayne Musgrove v. Three Rivers Hospital, Medical Review Panel Request No. 94 MR 229. Patient claims assault and sexual abuse by other patients.

     B.   EEOC or Other Employment-Related Claims

     1. Brian Corkern v. Three Rivers Hospital, State of Louisiana, Department of Labor, Office of Workers' Compensation, District 6, Docket No. 94-00613. Employee injured while restraining a patient. Counsel for Employee requested settlement of $50,000.

XIV  Ramsay Managed Care, Inc.
     -------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Pursuant to the Sale Agreement with RoTech Medical Corporation concerning the sale of Apex Healthcare, Inc., RoTech deposited $350,000 of the purchase price received by the Company in connection with such sale. RoTech delivered a Notice of Claim that it is entitled to indemnification from the Company under the Purchase Agreement and wishes to collect from the subject escrow account. The Notice of Claim sets forth claims in an aggregate of approximately $5.8 million, more than the $4 million purchase price of Apex, to which amount indemnification is limited under the Purchase Agreement, and demands indemnification by the Company of amounts above the escrow account.

     B.   EEOC or Other Employment-Related Claims

     1. Ramsay Managed Care, Inc., et al. v. Oliaii, et al., Circuit Court for Jefferson County, Alabama, Action No. CV9604050. On July 1, 1996, the company asserted fraud and breach of fiduciary duty claims against former officer arising out of efforts of Company to sell stock of a subsidiary; counterclaim by defendants seeking compensatory damages in excess of $322,984.35 and punitive damages in an amount to be determined. Case is currently in the discovery process.

     2. John Theos v. Apex Healthcare of LA, Inc., Ramsay Managed Care, Ramsay Health Care, Inc., RoTech Medical Corporation, Medfirst Health Plans and Warwick Syphers, Civil District Court for the Parish of Orleans, Case No. 97-12701. Breach of employment contract claim and unfair labor practices.

XV. RHCI San Antonio, Inc.
    ----------------------

     A.   Professional Malpractice and General Liability Claims

     1. Threat of Litigation, Patient X. Patient claims employee ran over foot with wheelchair and subsequently lost toe. Claim made for $200,000 settlement by Patient.

     2. Threat of Litigation, Patient Y. Patient became unresponsive during assessment and subsequently died. Contact from estate attorney.

     3. Threat of Litigation, Patient Z. Patient claims employee Kissed her while on a visit to her home.

     4. Threat of Claim, Visitor X. Visitor fractured shoulder in parking lot.

     B.   EEOC or Other Employment-Related Claims

     1. Cedric P. Johnson v. Mission Vista Hospital and Ramsay Health Care, Inc., United States District Court for Western District of Texas, Civil Action No. SA-97-CA-0293. Claim of racial discrimination filed in June 1997.

     2. Nancy Harrison v. Mission Vista Hospital: EEOC Charge No. ###-##-####. Discrimination claim filed in November 1996.

XVI  The Haven Hospital, Inc.
     ------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Patty B., individually and as Next Friend for Brandon S. v. Moses Ramos, Jr., Mary Patterson,

          Sylvia Turner, Sylvia Turner, M.D., Inc., and The Haven Hospital, Inc., in the District Court of the 162nd Judicial District of Dallas County, Dallas, Texas, Case No. 95-158. Complaint alleges numerous counts but which fall under breach of duty of care. Plaintiffs have demanded a $500,000 settlement.

     2. Threat of Claim, Patient X. Claim for loss of ring and damages arising from hip fracture as a result of a fall.

     3. Threat of Claim, Patient Y. Alleges assault, battery, negligence and fraud. Requested settlement is $2,000,000.

     B.   EEOC or Other Employment-Related Claims

     1. Kimberly E. Duncan v. The Haven: EEOC Charge No. 310971493. Disability discrimination claim by former Director of Nursing who was demoted to be a Charge Nurse and subsequently terminated for failure to satisfy the requirements of the position. Issued a right to sue letter by EEOC on June 4, 1997.

                                                                Schedule 3.16 to
                                                                Credit Agreement
                                                                ----------------

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES
                  --------------------------------------------

1.   Registered Trademarks
     ---------------------

     A.   PSYCHTRAC
     Owner: Florida Psychiatric Management, Inc.
     Registration No. 1,799,160
     Registration Date: October 19, 1993

                                                                Schedule 3.18 to
                                                                Credit Agreement
                                                                ----------------

                         CERTAIN ENVIRONMENTAL MATTERS
                         -----------------------------


1. Matters set forth in the Phase I Environmental Reports ordered by General Electric Capital Corporation for the following Hospitals:

     a.   Benchmark Regional

     b.   Brynn Marr

     c.   Chestnut Ridge

     d.   Havenwyck

     e.   Hill Crest

2. Matters set forth in the Phase I Environmental Reports by Robert Bates & Associates, Inc. dated March 1993 provided to General Electric Capital Corporation for the following Hospitals:

     a.   Coastal Carolina

     b.   Heartland

     c.   Meadowlake

     d.   Greenbrier

     e.   The Haven

     f.   Bayou Oaks

                                                                Schedule 3.20 to
                                                                Credit Agreement
                                                                ----------------


                       DISBURSEMENT AND DEPOSIT ACCOUNTS
                       ---------------------------------




       Hospital                  DESCRIPTION                       BANK NAME             ACCOUNT NUMBER
==========================================================================================================
Corporate Office:       Operating Account               Citibank                          38761657
                        Payroll Account                 Hibernia National Bank            812105728
                        Depository Account              Hibernia National Bank            812105744
                        Money Market                    Federated Investors               3494100030
                        Insurance Trust                 Hibernia National Bank            98-0004-01-4

Bayou Oaks:             Operating Account               Citibank                          38761657
                        Payroll Account                 Hibernia National Bank            812372610
                        Depository Account              Hibernia National Bank            812372602

Benchmark Regional:     Operating Account               Citibank                          38761657
                        Payroll Account                 First Security Bank               1340074911
                        Depository Account              First Security Bank               1340074515

Benchmark               Operating Account               Citibank                          38761657
 Behavioral:            Payroll Account                 First Security Bank               1340003027
                        Depository Account              First Security Bank               1340003076


Brynn Marr:             Operating Account               Citibank                          38761657
                        Payroll Account                 Wachovia Bank of North Carolina   4187-006065
                        Depository Account              Wachovia Bank of North Carolina   4180-005564

Chestnut Ridge:         Operating Account               Citibank                          38761657
                        Payroll Account                 Huntington Bank                   100090878
                        Depository Account              Huntington Bank                   100090860

Coastal Carolina:       Operating Account               Citibank                          38761657
                        Payroll Account                 Coastal Federal Savings           09-57-377
                        Depository Account              Coastal Federal Savings           09-57-385

Desert Vista:           Operating Account               Citibank                          38761657
                        Payroll Account                 Bank of America                   014-738575
                        Depository Account              Bank of America                   014-738567

Greenbrier:             Operating Account               Citibank                          38761657
                        Payroll Account                 Hibernia National Bank            1-0715190
                        Depository Account              Hibernia National Bank            1-0715336

Gulf Coast Treatment    Operating Account               Citibank                          38761657
 Ctr.                   Payroll Account                 AmSouth Bank                      02796201
                        Depository Account              AmSouth Bank                      02796236
                        Operating Account               AmSouth Bank                      04767535


The Haven:              Operating Account               Citibank                          38761657
                        Payroll Account                 Nations Bank                      1861146968
                        Depository Account              Nations Bank                      1861146950

Havenwyck:              Operating Account               Citibank                          38761657
                        Payroll Account                 Comerica Bank                     1191-00046-0
                        Depository Account              Comerica Bank                     1197-89107-8

Heartland:              Operating Account               Citibank                          38761657
                        Payroll Account                 Nations Bank                      450100125962
                        Depository Account              Nations Bank                      450100125989

Hill Crest:             Operating Account               Citibank                          38761657
                        Payroll Account                 AmSouth                           00808792
                        Depository Account              AmSouth                           67953026


       Hospital                  DESCRIPTION                       BANK NAME             ACCOUNT NUMBER
==============================================================================================================

Meadowlake:             Operating Account               Citibank                             38761657
                        Payroll Account                 Security National Bank of Enid       3-353-532
                        Depository Account              Security National Bank of Enid       3-353-521

Mission Vista:          Operating Account               Citibank                             38761657
                        Payroll Account                 Nations Bank                         7780009852
                        Depository Account              Nations Bank                         7780009845

Ramsay Managed          Depository Account              First Union Nat'l Bank of Fla.       2090001368160
 Care:                  RMCI Group Medical Plan         First Union Nat'l Bank of Fla.       2090001645731


FPM Behavioral          Commercial Checking-Trade       First Union Nat'l Bank of Fla.       2090001645265
 Health:                Commercial Checking-
                        Claims Payments                 First Union Nat'l Bank of Fla.       2090001645278
                        Payroll Account                 First Union Nat'l Bank of Fla.       2090001368830
                        Depository Account              First Union Nat'l Bank of Fla.       2090001368827


Florida Psychiatric     FPM Depository                  First Union Nat'l Bank of Fla.       2090001368513
 Mgmt:                  FPM (Special Impress Accounts)  First Union Nat'l Bank of Fla.       2090002813096
                        FPM/Ciminero & Associates       First Union Nat'l Bank of Fla.       2199400016396
                        (Generic) Claims Paid Account   First Union Nat'l Bank of Fla.       2090001645281


FPMBH of Arizona:       Petty Cash Checking Account     Bank of America - Arizona            0001138888

FPM of West             Petty Cash Checking Account     One Valley Bank                      000201-393-2
 Virginia:

FPMBH of Texas:         Petty Cash Checking Account     Nations Bank                         1861629161

Florida Psychiatric     FPA-MMA                         First Union Nat'l Bank of Fla.       2540030151872
 Associates:            FPA-MMA                         First Union Nat'l Bank of Fla.       2090002095380

Arizona Psychiatric     Petty Cash Checking Account     Bank of America - Arizona            0001175697
 Affiliates:
==============================================================================================================

BANK NAMES AND ADDRESSES:
------------------------

Citibank - Ramsay Health Care, Inc. maintains a zero balance in this account, which account is used to clear all payments through the other accounts listed above

Hibernia National Bank
313 Carondelet
New Orleans, Louisiana 70130

Nations Bank
P.O. Box 304
401 E. Austin
Nevada, Missouri  64772

Security National Bank (a/k/a First Security Bank)
201 West Broadway
P.O. Box 1272
Enid, Oklahoma  73702-1272

AmSouth Bank
P.O. Box 11007
Birmingham, Alabama 35288

First Union National Bank of Florida
20 North Orange Avenue - Suite 301
Orlando, Florida 32801

One Valley Bank
496 High Street
Morgantown, West Virginia 26505
 or
P.O. Box 698
Morgantown, West Virginia 26507

NationsBank of Texas, N.A.
P.O. Box 2518
Houston, Texas 77252-2518

Bank of America (Arizona)
P.O. Box 29966
Phoenix, Arizona 85038-0966

First Hawaiin Bank
P.O. Box 1959
Honolulu, Hawaii 96805-1959

Federated Investors
P.O. Box 8602
Boston, Massachusetts 02266-8602

Wachovia Bank of North Carolina
146 Western Blvd.
Jacksonville, North Carolina 28546

Huntington Bank
3120 University Avenue
Morgantown, West Virginia 26505

Coastal Federal Savings
112 Waccamaw Medical Park Drive
Waccamaw Medical Park Office
Conway, South Carolina 29626

Bank of America
63 West Main Street
Mesa, Arizona 85201

Comerica Bank
Hamlin Squirrel Road Office
Auburn Hills, Michigan 48326

                                                                Schedule 3.31 to
                                                                Credit Agreement
                                                                ----------------


                               CERTAIN AGREEMENTS
                               ------------------



A.   Licenses:
     --------

1. Bethany Psychiatric Hospital, Inc. (Bethany Healthcare Corporation - Columbia Bethany Hospital) - Oklahoma State Department of Health License No. 2292;

2. Bountiful Psychiatric Hospital, Inc. (Benchmark North) - Utah Department of Health License No. 1996HOSP0168;

3. Bountiful Psychiatric Hospital, Inc. (Benchmark South) - Utah Department of Health License No. 1996HOSP0749;

4. Carolina Treatment Center, Inc. (Coastal Carolina Residential Treatment Center) - South Carolina Department of Health and Environmental Control License No. RTC-002;

5. Carolina Treatment Center, Inc. (Coastal Carolina Hospital) - South Carolina Department of Health and Environmental Control License No. 430;

6. East Carolina Psychiatric Services Corporation (Brynn Marr Hospital) - North Carolina Department of Human Resources License No. [MHH618];

7. Great Plains Hospital, Inc. (Heartland Behavioral Health Services) - Missouri Department of Health License No. 323-13, Missouri Department of Social Services dated March 8, 1996

8. Greenbrier Hospital, Inc. (Greenbrier Hospital) -Louisiana Department of Health and Hospitals License No. 285;

9. Gulf Coast Treatment Center, Inc. (Gulf Coast Treatment Center) - Florida Agency for Health Care Administration License No. 4454;

10. Havenwyck Hospital, Inc. (Havenwyck Hospital) -Michigan Department of Commerce License No. H-91026, Michigan Department of Consumer and Industry Services License No. 630581, Michigan Department of Social Services License No. CA63414;

11. H.C. Partnership (Hill Crest Behavioral Health Services) - Alabama State Board of Health License No. 002496; and

12. HSA of Oklahoma, Inc. (Meadowlake Hospital) - Oklahoma State Department of Health License No. 2315;

13. Mesa Psychiatric Hospital, Inc. (Desert Vista Hospital) - Arizona Department of Health Services License No. BH-1072, SH-161 and BH/SH-907;

14. Psychiatric Institute of West Virginia, Inc. (Chestnut Ridge Hospital) - West Virginia Department of Health and Human Resources License No. 20;

15. Psychiatric Institute of West Virginia, Inc. (Chestnut Ridge Hospital, Residential Treatment Program) - West Virginia Department of Health and Human Resources License No. 3640;

16. Psychiatric Institute of West Virginia, Inc. (Chestnut Ridge Hospital) - West Virginia Department of Health and Human Resources License No. 106;

17. RHCI San Antonio, Inc. (Mission Vista Hospital) -Texas Department of Health License No. 0319.

18. The Haven Hospital, Inc. (The Haven Residential Treatment Center) - Texas Department of Protective and Regulatory Services dated May 2, 1995, amended June 28, 1996;

19. The Haven Hospital, Inc. (The Haven Hospital) - Texas Department of Health License No. 0312;

B.   Accreditations:
     --------------

1. Bethany Psychiatric Hospital, Inc. (Bethany Health Center) - JCAHO for 1994-1997;

2. Bountiful Psychiatric Hospital, Inc. (Benchmark North and South) - JCAHO for 1996-1999;

3. Carolina Treatment Center, Inc. (Coastal Carolina Hospital) - JCAHO for 1996-1999;

4. East Carolina Psychiatric Services Corporation (Brynn Marr Behavioral Healthcare System)- JCAHO for 1996-1999;

5. Great Plains Hospital, Inc. (Heartland Behavioral Health Services) - JCAHO for 1996-1999;

6.   Greenbrier Hospital, Inc. (Greenbrier Hospital) -JCAHO for 1996-1999;

7. Gulf Coast Treatment Center, Inc. (Gulf Coast Treatment Center) - JCAHO for 1997-2000;

8.   Havenwyck Hospital, Inc. (Havenwyck Hospital) - JCAHO for 1994-1997;

9.   H.C. Partnership (Hill Crest Hospital) - JCAHO for 1994-1997;

10. HSA of Oklahoma, Inc. (Meadowlake Hospital) - Joint Commission on Accreditation of Healthcare Organizations (JCAHO) for 1996-1999;

11. Mesa Psychiatric Hospital, Inc. (Desert Vista Hospital) - JCAHO dated January 31, 1997;

12. Psychiatric Institute of West Virginia, Inc. (Chestnut Ridge Hospital) - JCAHO for 1994-1997;

13.  RHCI San Antonio, Inc. (Mission Vista Hospital) -JCAHO for 1995-1998; and

14.  The Haven Hospital, Inc. (The Haven) - JCAHO for 1995-1998.

C.   Medicare/Medicaid Provider Numbers:
     ----------------------------------

Provider Name:                             Provider No.:
-------------                              -------------

Bayou Oaks Hospital                        19-4024

Benchmark North Hospital                   46-4007

Benchmark South Hospital                   46-4003

Bethany Pavilion Hospital                  37-5159

Brynn Marr Hospital                        34-4016

Chestnut Ridge Hospital                    51-4007

Coastal Carolina Treatment Center          42-4009

Coastal Compass Unit                       42-5335

Desert Vista Hospital                      03-4008

Desert Vista Compass Unit                  03-5230

Greenbrier Hospital                        19-4014

Gulf Coast Treatment Center                10-4032

The Haven Hospital                         45-4066

The Haven Compass Unit                     45-2048

Havenwyck Hospital                         23-4023

Heartland Hospital                         26-4013

Hill Crest Hospital                        01-4000

Meadowlake Hospital                        37-4010

Mission Vista Hospital                     45-4078

Mission Vista Compass Unit                 45-2045

                                                                Schedule 6.03 to
                                                                Credit Agreement
                                                                ----------------

                                  INVESTMENTS
                                  -----------

     1. Agreement and Plan of Merger dated as of July 1, 1997 by and among Summa Healthcare Group, Inc., Ramsay Acquisition Corp. and Ramsay Health Care, Inc.

     2. $350,000 held in escrow pursuant to the Escrow Agreement dated as of October 30, 1996 by and among Apex Healthcare, Inc., Ramsay Managed Care, Inc., RoTech Medical Corporation and Haythe & Curley.

     3. The following joint ventures:

          a. Meadowlake/Western Alliance LLC, an Oklahoma limited liability company (HSA of Oklahoma, Inc. owns 50% of the Membership Interest in this LLC).

          b. U.B.H. Holdings, L.L.C., a Florida limited liability company (FPM Behavioral Health, Inc. owns 50% of the Membership Interest in this
             LLC).

          c. University Behavioral Health at The University of South Florida, Ltd., a Florida limited partnership (FPM Behavioral Health, Inc. holds a 49.5% interest in this limited partnership and U.B.H. Holdings, L.L.C. holds a 1% interest and is the General Partner of this limited partnership).

                                                                Schedule 6.05 to
                                                                Credit Agreement
                                                                ----------------

                   TRANSACTIONS WITH AFFILIATES AND EMPLOYEES
                   ------------------------------------------

     1. See Schedule 3.09(D)and 6.03(1).

     2. Consulting Agreement dated as of February 1, 1997 by and between Summa Healthcare Group, Inc. and Ramsay Health Care, Inc.

     3. Services Agreement dated as of August 12, 1996 by and between Healthlink Enterprises, Inc. and Ramsay Health Care, Inc.

     4. In the ordinary course of business, Ramsay Health Care, Inc. maintains a cash management system with the other Credit Parties.

     5. In the ordinary course of business, Ramsay Health Care, Inc. and certain of the other Credit Parties engage in lending, borrowing and other commercial transaction in connection with the joint ventures and other affiliates listed on Schedule 3.09(B), all of which are permitted by (S) 6.05.

     6. Employment Agreements with the executive officers of the Company and its Subsidiaries, copies of which were provided to the Administrative Agent prior to the Closing Date.

     7. 142,486 shares of Class B Preferred Stock, Series C of the Company held by Ramsay Holdings and Ramsay Hospitals Pty. Limited.

     8. 100,000 shares of Class B Preferred Stock, Series 1996 of the Company held by Ramsay Holdings.

     9. 4,000 shares of Class B Preferred Stock, Series 1997 of the Company held by Ramsay Holdings.

     10. RMCI and its affiliates lease the following property from partnerships of which Dr. Martin Lazoritz (an officer of RMCI) has the following ownership percentages:

    LOCATION          PURPOSE        LEASE INCEPTION      ANNUAL       LAZORITZ
                                                       LEASE (EST.)   OWNERSHIP
                                                                       PERCENT
-------------------------------------------------------------------------------
1276 Minnesota     Clinic/Medical    1983 to 5/31/2003   $ 96,264+       16%
Avenue             Practice          with option to renew
Winter Park, FL
--------------------------------------------------------------------------------
1250 Minnesota     FPM               1988-2003           $113,820+       25%
Avenue             (mgd. care)       Cost of Living
Winter Park, FL                      Adjustments
--------------------------------------------------------------------------------
Lake Mary, FL      Office Clinic     1988-2003 Cost of   $  51,747       33-1/3%
                   +3,000 sq. ft.    Living Adjustments
--------------------------------------------------------------------------------
Sand Lake, FL      Clinic to         1990-2003           $  51,264       33-1/3%
                   serve
                   Disney
--------------------------------------------------------------------------------

     11. Employees and Ramsay Affiliates have been granted the options and warrants listed on Annex A hereto.

     12. Payables of RMCI to Luis E. Lamela and Peter J. Evans in the amounts of $200,000 and $100,000 respectively, assumed by Borrower in connection with the merger of RMCI into a wholly owned Subsidiary of the Borrower.

     13. Legal representation of the Borrower and its Subsidiaries by Haythe & Curley, a partner of which is a director of Borrower.

     14. Ramsay Health Care, Inc. 1993 Employee Stock Purchase Plan - 100,000 shares originally authorized.

                                                                Schedule 6.07 to
                                                                Credit Agreement
                                                                ----------------

                                     LIENS
                                     -----


      Debtor          Secured Party     Jurisdiction        File Date    Collateral
------------------  -----------------  ---------------     ------------  -----------
Carolina               AT&T Credit         S/S SC            150542A       Lease
Treatment                                                    5/17/94
Center

East Carolina          American            S/S NC            1183468       Lease
Psych Services         Business                              1/17/95
                       Credit Corp.

East Carolina          American            Onslow, Co., NC   95-920        Lease
Psych Services         Business                              1/13/95
                       Credit Corp.

East Carolina          American            Onslow, Co., NC   95-312        Lease
Psych Services         Business                              1/18/95
                       Credit Corp.

Gulf Coast             SunTrust Bank       S/S FL            96000073657     (1)
                                                             4/10/96

Havenwyck              Eaton Fin. Corp.    S/S MICH          45566B        Lease
                                                             8/3/94

Havenwyck              Lease Corp. of      S/S MICH          D186257       Lease
                       America                               1/21/97

Havenwyck              Lease Corp. of      S/S MICH          D242061       Lease
                       America                               6/6/97

Psych. Inst. of        Tokai, Fin. Serv.   S/S WV            0433905       Lease
West Virginia                                                11/13/95

RHCI & Psych.          Copel Co Cap.       S/S WV            0472474       Lease
Inst. of West                                                6/10/97
Virginia

RHCI & Psych.          Copel Co Cap.       Monongalia G.,    00252         Lease
Inst. of West                              WV                6/9/97
Virginia

Ramsay                 AT&T Credit         S/S FL            95000087992   Lease
Managed Care,                                                5/2/95
Inc.

(1) All other property, real or personal, tangible or intangible, and all other causes of action, rights or remedies of the Debtor of whatever nature assigned or to be assigned to Secured Party or the Assignee of the Secured Party pursuant to that certain Loan Agreement dated as of October 1, 1984, between the Debtor and the Secured Party or that certain Trust Indenture dated as of October 1, 1984, between the Secured Party and Sun Bank, National Association, as Trustee, or any other instrument or agreement executed in connection therewith.



Transitional        AT&T Credit        S/S TX         175295         Lease
Care Ventures                                         6/3/97
(Texas)


Transitional        Pyxis Corp.        S/S TX         165039         Lease
Care Ventures                                         8/24/94
(Texas)


Florida Psych       NCR Credit Corp.   S/S FL         930000045980   Lease
Mgmt                                                  3/3/93


Florida Psych       AT&T Credit        S/S FL         95000087993    Lease
Mgmt                                                  5/2/95


FPM                 AT&T Credit        S/S FL         95000087994    Lease
Behavioral                                            5/2/95
Health


FPM                 American           S/S FL         950000156031   Lease
Behavioral          Business                          8/7/95
Health              Credit Corp.


FPM                 American           S/S FL         970000103585   Lease
Behavioral          Business                          5/13/97
Health              Credit Corp.

RMCI d/b/a          American           S/S FL         950000095756   Lease
Behavioral          Business                          5/11/95
Health              Credit Corp.


                                                               Schedule 11.09 to
                                                                Credit Agreement
                                                                ----------------

                             AUTHORIZED SIGNATURES
                             ---------------------

Borrower and Certain Credit Parties:
-----------------------------------

Name                                Title
----                                -----


Remberto G. Cibran                       President and Chief
                                          Operating Officer


Carol C. Lang                       Executive Vice
                                     President and Chief
                                     Financial Officer


Daniel A. Sims                      Vice President and
                                     Secretary


Other Credit Parties
--------------------

Name                                Title
----                                -----


Remberto G. Cibran                       President


Carol C. Lang                       Vice President


Daniel A. Sims                      Vice President, Secretary
                                     and Treasurer